UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2015

JUNIPER PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10352	59-2758596
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Liberty Square 4th Floor
Boston, Massachusetts	02109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 639-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operation and Financial Condition

On November 10, 2015, Juniper Pharmaceuticals, Inc. (the “Company”) issued a press release announcing the financial results for the three month period ending September 30, 2015, entitled “Juniper Pharmaceuticals Reports Third Quarter 2015 Financial Results” (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed filed for the purposes of Section 18 of the United State Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of Section 18. Furthermore, the information shall not be deemed incorporated by reference into any registration statement or any other filing under the United States Securities Act of 1933, as amended, except as shall be expressly set forth by specific references in such filings.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated November 10, 2015, entitled “Juniper Pharmaceuticals Reports Third Quarter 2015 Financial Results”

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUNIPER PHARMACEUTICALS, INC.

By:	/s/ George O. Elston
Name:	George O. Elston
Title:	Chief Financial Officer

Date: November 10, 2015

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated November 10, 2015, entitled “Juniper Pharmaceuticals Reports Third Quarter 2015 Financial Results”.